                                                                    EXHIBIT 99.2

         Report of PricewaterhouseCoopers LLP, Independent Accountants

To the Board of Directors and Shareholder of Kraft Foods Inc.:

   Our audits of the combined financial statements referred to in our report dated January 29, 2001 appearing in the Form S-1 of Kraft Foods Inc. also included an audit of the financial statement schedule listed in Item 16 of this Form S-1. In our opinion, this financial statement schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related combined financial statements.

/s/ PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
March 16, 2001
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                                                                     Schedule II

                       KRAFT FOODS INC. AND SUBSIDIARIES

                       Valuation and Qualifying Accounts

              For the Years Ended December 31, 1998, 1999 and 2000
                            (in millions of dollars)

                                            Additions
                                       -------------------
                            Balance at Charged to Charged             Balance at
                            Beginning  Costs and  to Other              End of
        Description         of Period   Expenses  Accounts Deductions   Period
        -----------         ---------- ---------- -------- ---------- ----------
                                          (a)        (b)
1998
Allowance for:
 Discounts.................    $  6       $12       $--       $(12)      $  6
 Doubtful Accounts.........      99        25        18        (22)       120
                               ----       ---       ---       ----       ----
                               $105       $37       $18       $(34)      $126
                               ====       ===       ===       ====       ====
1999
Allowance for:
 Discounts.................    $  6       $ 4       $--       $ (5)      $  5
 Doubtful Accounts.........     120        37         5        (43)       119
                               ----       ---       ---       ----       ----
                               $126       $41       $ 5       $(48)      $124
                               ====       ===       ===       ====       ====
2000
Allowance for:
 Discounts.................    $  5       $15       $--       $(13)      $  7
 Doubtful Accounts.........     119        11        65        (30)       165
                               ----       ---       ---       ----       ----
                               $124       $26       $65       $(43)      $172
                               ====       ===       ===       ====       ====

---------------------
Notes:
(a) Related to divestitures, acquisitions and currency translation.
(b) Represents charges for which allowances were created.